EXHIBIT 20.2

REVISED 8/28/00              ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 1

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
      DIVISION REPORTS THE FOLLOWINGINFORMATION PERTAINING TO SERIES 2000-2
                 GROUP 1 FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000

--------------------------------------------------------------------------------

    1 Total Actual Principal Collections                        1,585,111.06
    2 Total Permanent Buydown Companion Payments                   18,598.59
    3 Total Actual Interest Collections                         1,530,361.58
    4 Less Service Fees Service Fees Previously Remitted           87,117.95
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   3,046,953.28

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                          207,299.21
    9 Deferred Interest Coverage Account Transfer                 125,428.53
                                                         --------------------
   10      Aggregate Amount Received:                           3,379,681.02

      Monthly Advances

   11 Monthly Advance                                             666,360.04
   12 Compensating Interest                                         4,357.68
   13 Amounts Held for Future Distributions                             0.00
   14 Cap Contract Payment Amount                                       0.00
   15 Cross Collateral Deposit                                          0.00
   16 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   17      Available Remittance Amount:                         4,050,398.74

   18 Service Fees                                                 18,842.05
   19 Trustee Expense Deposit @ 0.012 bp:                           2,670.92
                                                         --------------------
           Adjusted Remittance Amount:                          4,028,885.77

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      4,028,885.77
   21           Insured Payments                                        0.00
   22           Monthly Premium @ .015 bp
                   due Certificate Insurer                         41,620.00
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        3,987,265.77
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================
      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------

REVISED 8/28/00              ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 1

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
      DIVISION REPORTS THE FOLLOWINGINFORMATION PERTAINING TO SERIES 2000-2
                 GROUP 1 FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL             CLASS 1A                EQUITY CERTIFICATE
                                                                -----             --------                ------------------
   31 Loans Outstanding - BOM                                           3678
   32 Original Loan Balance                                   231,198,596.95     231,198,596.95
   33 Pre-Funding Account Balance                              35,893,316.52      35,893,316.52
   34 Initial Overcollateralization                             2,638,207.51       2,638,207.51
   35 Realized Losses, LTD                                              0.00               0.00
   36 Carryforward Amount                                               0.00               0.00
                                                         -----------------------------------------
   37 Total Class Note Principal Balance                      264,453,705.96     264,453,705.96
   38      Group Factor per Loan Balance                         86.9167658%        86.9167658%
   39      Group Factor per Class Note Balance                   99.4186865%        99.4186865%
   40 Excess Spread                                                     0.00                                     0.00
   41 Cross Collateral Withdrawal                                       0.00                                     0.00
   42 Cross Collateral Deposit                                          0.00               0.00
   43 Additional Principal due Note A                             805,809.30         805,809.30
   44 Interest Remittance @ Pass-Through Rates                  1,596,345.41       1,596,345.41

      PRINCIPAL ADDITIONS:
      --------------------
   45           Number of loans                                          584                584
   46           Transfers from Pre-Funding Account             35,552,574.97      35,552,574.97                  0.00

      PRINCIPAL REDUCTIONS:
      --------------------
   47           Prepayments - Number                                      15                 15
   48           Prepayments - Dollar                            1,297,379.60       1,297,379.60
   49           Delinquent Loans Repurchased - Number                      0               0.00
   50           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   51           Net Liquidation Proceeds                                0.00               0.00
   52           Curtailments                                       44,432.06          44,432.06
   53           Normal and Excess Payments                        243,299.40         243,299.40
   54           Pre-Funding Account Transfer                            0.00               0.00
                                                         ---------------------------------------------------------------------------
   55 Total Principal Remittance                                1,585,111.06       1,585,111.06
   56 Additional Principal Reduction                              805,809.30         805,809.30
                                                         ---------------------------------------------------------------------------
   57 Total Remittance                                          3,987,265.77       3,987,265.77                  0.00
                                                         ===========================================================================
   58 Current Month Realized Loss - Number                                 0                                        0
   59 Current Month Realized Loss - Dollar                              0.00                                     0.00

   60 LTD Realized Loss - Number                                           0
   61 LTD Realized Loss - Dollar                                        0.00
   62 Cumulative Loss Percentage                                       0.00%
   63 Cumulative Realized Losses for Prior 12 Months                    0.00

      CLASS NOTE PRINCIPAL BALANCE - EOM
      ----------------------------------
   64 Loans Outstanding - EOM                                           4247
   65 Closing Loan Balance                                    265,166,060.86     265,166,060.86
   66 Pre-Funding Account Balance                                 340,741.55         340,741.55
   67 Additional Principal Reduction, LTD                       3,444,016.81       3,444,016.81
   68 Realized losses, LTD                                              0.00               0.00
                                                         ---------------------------------------------------------------------------
   69 Total Class Note Principal Balance                      262,062,785.60     262,062,785.60
   70      Group Factor per Loan Balance                         99.6864890%        99.6864890%
   71      Group Factor per Class Note Balance                   98.5198442%        98.5198442%
------------------------------------------------------------------------------------------------------------------------------------

REVISED 8/28/00             ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 1

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
      DIVISION REPORTS THE FOLLOWINGINFORMATION PERTAINING TO SERIES 2000-2
                 GROUP 1 FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
      Aggregate Unpaid Principal Balance of Delinquent

   72    Loans Repurchased per Sec. 5.11                                0.00               0.00

   73 Permanent Buydown Companion Loan Balance                  1,190,998.79       1,190,998.79
      ------------------------------------------------------------------------------------------------------------------------------

                                                                TOTAL            CLASS A-1
                                                                -----            ---------
   74 Weighted Note Rate - THIS Remittance                   11.47821 %
   75 Weighted Note Rate - NEXT Remittance                   11.47821 %

   76 Related Remittance Period for Libor Rate                25-Jul-00             thru           24-Aug-00
   77 Days in Related Period                                     31

   78 Pass-Through Rates                                                          7.01000%

   79 Weighted Average Remaining Term                          259.01

   80 Original Pool - Principal Balance                       161,461,730.42     161,461,730.42
   81 Original Pool - Pre-Funding Account                     106,143,903.40     106,143,903.40
   82 Original Pool - Additional Principal Reduction            1,605,633.82       1,605,633.82
                                                         ---------------------------------------
   83 Original Pool Total                                     266,000,000.00     266,000,000.00
   84 Original Pool - Number of Loans                           2544
-----------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
      --------------------------------------------             Beg.of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   85 Additional Principal Reduction, LTD                       2,638,207.51         805,809.30     3,444,016.81
   86 Cross Collateral Deposits                                         0.00               0.00             0.00
   87 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   88 Overcollateralization of Principal                        2,638,207.51         805,809.30     3,444,016.81
                                                         ========================================================
   89 Base Overcollateralization Required                                                          17,795,774.65
   90 Required Overcollateralization Amount                                                        17,795,774.65

   91 Unrecover Class A Portion:                                        0.00

      AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
      ----------------------------------------------
                                                            Beg.of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   92 Class 1A Overcollateralization of Principal               2,638,207.51         805,809.30     3,444,016.81
   93 Class 2A Overcollateralization of Principal               6,032,342.47         806,258.09     6,838,600.56
                                                         --------------------------------------------------------
   94 Overcollateralization of Principal                        8,670,549.99       1,612,067.38    10,282,617.37
                                                         ========================================================

   95 Base Aggregate Overcollateralization Required                                                42,732,161.42
   96 Required Aggregate Overcollateralization Amount                                              42,732,161.42

      CURRENT MONTH SUBORDINATED AMOUNT
      ---------------------------------                     Beg.of Month       Current Month      End of Month
                                                         --------------------------------------------------------

   97 Original Subordinated Amount                            107,755,617.68        N/A           107,755,617.68
   98 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
   99 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
  100 Current Subordinated Amount                             107,755,617.68                      107,755,617.68
                                                         ========================================================

      NONRECOVERABLE ADVANCE RECONCILIATION
      -------------------------------------
  101 Beginning of Month                                                                   0.00
  102 Current Month Unpaid Nonrecoverable Advance                                          0.00
  103 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  104 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------------------------


REVISED 8/28/00              ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 1

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
      DIVISION REPORTS THE FOLLOWINGINFORMATION PERTAINING TO SERIES 2000-2
                 GROUP 1 FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000

------------------------------------------------------------------------------------------------------------------------------------
  105 Sum of Outstanding Principal Balances of 3 Largest Loans                     2,664,359.94
  106 Delinquency Amount                                                                   0.00
  107 Delinquency Percentage                                                              0.00%
  108 Rolling Delinquency Percentage                                                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS
                                                                TOTAL                A1
                                                         ---------------------------------------
  109 Total Class Note Principal - Original Pool             $266,000,000.00    $266,000,000.00
  110 Interest Remittance Amount                                1,596,345.41       1,596,345.41
  111 Interest Rate Factor / 1000                                   6.001299           6.001299

  112 Total Principal Collections                               1,585,111.06       1,585,111.06
  113 Prefunding Account Transfer                                       0.00               0.00
  114 Additional Principal Reduction                              805,809.30         805,809.30
                                                         ---------------------------------------
  115 Principal Remittance Amount                               2,390,920.36       2,390,920.36
  116 Principal Payment Factor/1000                                 8.988422           8.988422
  117 Principal Factor                                            985.198443         985.198443

  118 Prior Month Principal Factor                                994.186865         994.186865

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 2

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
                         DIVISION REPORTS THE FOLLOWING
                INFORMATION PERTAINING TO SERIES 2000-2 GROUP 2
                     FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000

--------------------------------------------------------------------------------

    1 Total Actual Principal Collections                        1,272,858.74
    2 Total Actual Interest Collections                         1,441,453.93
    3 Less Service Fees Service Fees Previously Remitted           83,945.88
    4 Additional Proceeds
                                                         --------------------
    5      Total Collections:                                   2,630,366.79

    6 Pre-Funding Account Transfer                                      0.00
    7 Interest Coverage Account Transfer                          369,079.72
    8 Deferred Interest Coverage Account Transfer                  76,050.96
                                                         --------------------
    9      Aggregate Amount Received:                           3,075,497.47

      Monthly Advances

   10 Monthly Advance                                             722,585.34
   11 Compensating Interest                                         7,027.39
   12 Amounts Held for Future Distributions                             0.00
   13 Cap Contract Payment Amount                                       0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         3,805,110.20

   17 Service Fees                                                 25,868.93
   18 Trustee Expense Deposit @ 0.012 bp:                           2,835.26
                                                         --------------------
   19      Adjusted Remittance Amount:                          3,776,406.01

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      3,776,406.01
   21           Insured Payments                                        0.00
   22           Monthly Premium @ .015 bp
                   due Certificate Insurer                          3,644.00
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        3,772,762.01
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================
      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 2

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
                         DIVISION REPORTS THE FOLLOWING
                INFORMATION PERTAINING TO SERIES 2000-2 GROUP 2
                     FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL             CLASS 1A                   EQUITY CERTIFICATE
                                                                -----             --------                   ------------------
   31 Loans Outstanding - BOM                                           2603
   32 Original Loan Balance                                   229,522,365.77     229,522,365.77
   33 Pre-Funding Account Balance                              54,003,854.02      54,003,854.02
   34 Beginning Overcollateralization                           6,072,768.47       6,072,768.47
   35 Realized Losses, LTD                                              0.00               0.00
   36 Carryforward Amount                                               0.00               0.00
                                                         ---------------------------------------------------
   37 Total Class Note Principal Balance                      277,453,451.32     277,453,451.32
   38      Group Factor per Loan Balance                         81.9722735%        81.9722735%
   39      Group Factor per Class Note Balance                   99.0905183%        99.0905183%
   40 Excess Spread                                                     0.00                                         0.00
   41 Cross Collateral Withdrawal                                       0.00                                         0.00
   42 Cross Collateral Deposit                                          0.00               0.00
   43 Additional Principal due Note A                             846,588.98         846,588.98
   44 Interest Remittance @ Pass-Through Rates                  1,653,314.29      36,013,317.11

      PRINCIPAL ADDITIONS:

   45           Number of loans                                          367                367
   46           Transfers from Pre-Funding Account             36,013,317.11      36,013,317.11

      PRINCIPAL REDUCTIONS:

   47           Prepayments - Number                                      13                 13
   48           Prepayments - Dollar                            1,179,615.32       1,179,615.32
   49           Delinquent Loans Repurchased - Number                      0                  0
   50           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   51           Net Liquidation Proceeds                                0.00               0.00
   52           Curtailments                                        3,378.16           3,378.16
   53           Normal and Excess Payments                         89,865.26          89,865.26
   54           Pre-Funding Account Transfer                            0.00               0.00
                                                         ---------------------------------------------------------------------------
   55 Total Principal Remittance                                1,272,858.74       1,272,858.74
   56 Additional Principal Reduction                              846,588.98         846,588.98
                                                         ---------------------------------------------------------------------------
   57 Total Remittance                                          3,772,762.01       3,772,762.01
                                                         ===========================================================================
   58 Current Month Realized Loss - Number                                 0                                            0
   59 Current Month Realized Loss - Dollar                              0.00                                         0.00

   60 LTD Realized Loss - Number                                           0
   61 LTD Realized Loss - Dollar                                        0.00
   62 Cumulative Loss Percentage                                       0.00%
   63 Cumulative Realized Losses for Prior 12 Months                    0.00

      CLASS NOTE PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                           2957
   65 Closing Loan Balance                                    264,262,824.14     264,262,824.14
   66 Pre-Funding Account Balance                              17,990,536.91      17,990,536.91
   67 Additional Principal Reduction, LTD                       6,919,357.46       6,919,357.46
   68 Realized losses, LTD                                              0.00               0.00
                                                         ---------------------------------------------------------------------------
   69 Total Class Note Principal Balance                      273,334,003.59     275,334,003.59
   70      Group Factor per Loan Balance                         94.3795801%        94.3795801%
   71      Group Factor per Class Note Balance                   98.3335727%        98.3335727%
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 2

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
                         DIVISION REPORTS THE FOLLOWING
                INFORMATION PERTAINING TO SERIES 2000-2 GROUP 2
                     FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000

------------------------------------------------------------------------------------------------------------------------------------
   72 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                               TOTAL            CLASS A-1
                                                               -----            ---------
   73 Weighted Note Rate - THIS Remittance                   11.18465 %
   74 Weighted Note Rate - NEXT Remittance                   11.18465 %

   75 Related Remittance Period for Libor Rate                25-Jul-00             thru           24-Aug-00
   76 Days in Related Period                                     31

   77 Pass-Through Rates                                                         6.92000%

   78 Weighted Average Remaining Term                          355.29

   79 Original Pool - Principal Balance                       173,199,179.86     173,199,179.86
   80 Original Pool - Pre-Funding Account                     111,788,097.49     111,788,097.49
   81 Original Pool - Additional Principal Reduction            4,987,277.35       4,987,277.35
                                                         ---------------------------------------
   82 Original Pool Total                                     280,000,000.00     280,000,000.00
   83 Original Pool - Number of Loans                           1940
------------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
      ---------------------------------------------
                                                            Beg.of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   84 Additional Principal Reduction, LTD                       6,072,768.47         846,588.98     6,919,357.46
   85 Cross Collateral Deposits                                         0.00               0.00             0.00
   86 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   87 Overcollateralization of Principal                        6,072,768.47         846,588.98     6,919,357.46
                                                         ========================================================
   88 Base Overcollateralization Required                                                          24,936,386.77
   89 Required Overcollateralization Amount                                                        24,936,386.77

      AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
      ----------------------------------------------
                                                            Beg.of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   90 Class 1A Overcollateralization of Principal               2,676,738.51         844,193.88     3,520,932.39
   91 Class 2A Overcollateralization of Principal               6,072,768.47         846,588.98     6,919,357.46
                                                         --------------------------------------------------------
   92 Overcollateralization of Principal                        8,749,506.99       1,690,782.86    10,440,289.85
                                                         ========================================================
   93 Base Aggregate Overcollateralization Required                                                42,732,161.42
   94 Required Aggregate Overcollateralization Amount                                              42,732,161.42

      CURRENT MONTH SUBORDINATED AMOUNT                     Beg.of Month       Current Month      End of Month
      ---------------------------------                  --------------------------------------------------------
   95 Original Subordinated Amount                            107,755,617.68        N/A           107,755,617.68
   96 Less: Cumulative Realized Losses                                  0.00             0.00               0.00
   97 Plus: Cumulative Additional Proceeds                              0.00             0.00               0.00
                                                         --------------------------------------------------------
   98 Current Subordinated Amount                             107,755,617.68                      107,755,617.68
                                                         ========================================================

      NONRECOVERABLE ADVANCE RECONCILIATION
      -------------------------------------
   99 Beginning of Month                                                                   0.00
  100 Current Month Unpaid Nonrecoverable Advance                                          0.00
  101 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  102 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-2 GROUP 2

       IN ACCORDANCE WITH SECTION 6.08 OF THE SALE AND SERVICING AGREEMENT
             DATED AS OF JUNE 1, 2000 SUPERIOR BANK - FSB SERVICING
                         DIVISION REPORTS THE FOLLOWING
                INFORMATION PERTAINING TO SERIES 2000-2 GROUP 2
                     FOR AUGUST 25, 2000, THE PAYMENT DATE.

                        DUE PERIOD ENDED: AUGUST 1, 2000

------------------------------------------------------------------------------------------------------------------------------------
  103 Sum of Outstanding Principal Balances of 3 Largest Loans                     1,726,332.38
  104 Delinquency Amount                                                                   0.00
  105 Delinquency Percentage                                                              0.00%
  106 Rolling Delinquency Percentage                                                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS
                                                                TOTAL                A1
                                                         ---------------------------------------
  107 Total Class Note Principal - Original Pool             $280,000,000.00    $280,000,000.00
  108 Interest Remittance Amount                                1,653,314.29       1,653,314.29
  109 Interest Rate Factor / 1000                                   5.904694           5.904694

  110 Total Principal Collections                               1,272,858.74       1,272,858.74
  111 Prefunding Account Transfer                                       0.00               0.00
  112 Additional Principal Reduction                              846,588.98         846,588.98
                                                         ---------------------------------------
  113 Principal Remittance Amount                               2,119,447.72       2,119,447.72
  114 Principal Payment Factor/1000                                 7.569456           7.569456
  115 Principal Factor                                            983.335727         983.335727

  116 Prior Month Principal Factor                                990.905183         990.905183
------------------------------------------------------------------------------------------------------------------------------------